Exhibit 99.2

October 21, 2021 Third Quarter 2021 Conference Call

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the ongoing COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities including regulatory initiatives by the U.S. administration; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward- looking statements, which speak only as of their respective dates, except as required by the securities laws. Social Media From time to time we provide information about Helix on social media, including: Twitter: @Helix_ESG LinkedIn: www.linkedin.com/company/helix-energy-solutions-group Facebook: www.facebook.com/HelixEnergySolutionsGroup Instagram: www.instagram.com/helixenergysolutions FORWARD-LOOKING STATEMENTS 2

• Executive Summary (pg. 4) • Operational Highlights by Segment (pg. 9) • Key Financial Metrics (pg. 17) • 2021 Outlook (pg. 20) • Non-GAAP Reconciliations (pg. 25) • Questions and Answers 3 PRESENTATION OUTLINE

Executive Summary

5 EXECUTIVE SUMMARY ($ in millions, except per share data, unaudited) Three Months Ended 9/30/21 9/30/20 6/30/21 9/30/21 9/30/20 Revenues 181 $ 193 $ 162 $ 506 $ 574 $ Gross profit 3 $ 35 $ 3 $ 21 $ 66 $ 2% 18% 2% 4% 12% Net income (loss)1 (19) $ 25 $ (14) $ (36) $ 18 $ Diluted earnings (loss) per share (0.13) $ 0.16 $ (0.09) $ (0.24) $ 0.10 $ Adjusted EBITDA2 Business segments 34 $ 63 $ 34 $ 111 $ 146 $ Corporate, eliminations and other (7) (11) (9) (23) (26) Adjusted EBITDA2 27 $ 53 $ 25 $ 88 $ 120 $ Cash and cash equivalents3 238 $ 259 $ 244 $ 238 $ 259 $ Cash flows from operating activities 29 $ 53 $ 53 $ 121 $ 59 $ Nine Months Ended 1 Net income (loss) attributable to common shareholders 2 Adjusted EBITDA is a non-GAAP financial measure; see non-GAAP reconciliations on slide 26 3 Excludes restricted cash of $71 million as of 9/30/21 and 6/30/21 Amounts may not add due to rounding

6 Q3 2021 • Net loss1 of $19 million, $(0.13) per diluted share • Adjusted EBITDA2 of $27 million • Operating cash flows of $29 million • Free Cash Flow2 of $28 million Q3 2021 Operations • Steady utilization and performance on Q7000 in Nigeria • Continued seasonal trenching and wind farm site clearance operations in North Sea • Completed long-term contract on Siem Helix 1 in Brazil • Recommenced production of Droshky wells following recompletion in Q2 Q3 2021 Year to Date • Net loss1 of $36 million, $(0.24) per diluted share • Adjusted EBITDA2 of $88 million • Operating cash flows of $121 million • Free Cash Flow2 of $114 million EXECUTIVE SUMMARY – HIGHLIGHTS 1 Net loss attributable to common shareholders 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations on slide 26

7 Well Intervention • Well intervention vessel fleet utilization 72% • 74% in the GOM • 71% in the North Sea and West Africa • 72% in Brazil • 15K IRS and 10K IRS idle during quarter Robotics • Robotics chartered vessels utilization 99% • 358 total vessel days (176 spot days) • 90 days trenching utilization on renewables projects • ROVs, trenchers and ROVDrill utilization of 43% Production Facilities • Helix Producer 1 operated at full rates during quarter • Droshky wells recommenced production following recompletion in Q2 EXECUTIVE SUMMARY – Q3 2021 SEGMENTS

8 Q3 2021 • Cash and cash equivalents of $238 million • Excludes $71 million of restricted cash pledged as collateral for a short-term project-related letter of credit expected to be released upon completion of project • Received tax refund related to the CARES Act of $12 million during Q3 • Executed new five-year $80 million asset-based revolving credit facility (ABL facility) with our bank group; initial availability of $70 million, net of outstanding letters of credit • Repaid remaining balance of approximately $28 million on Term Loan • Liquidity1 of $307 million • Long-term debt2 of $304 million • Negative net debt3 of $4 million EXECUTIVE SUMMARY – BALANCE SHEET 1 Liquidity at September 30, 2021 is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $80 million ABL facility and excludes restricted cash of approximately $71 million securing a short-term project-related letter of credit 2 Net of unamortized issuance costs 3 Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash

Operational Highlights By Segment

• The ongoing COVID-19 pandemic and its impact on the global economy have resulted in volatility and significant disruption in the oil and gas market • The pandemic negatively affected the global economy and the oil and gas market; while the global economy as well as oil and gas prices have returned to pre-pandemic highs, there is a lag in the recovery in the demand and pricing for our services to this sector, which have begun to recover but may remain weak for the remainder of 2021 and beyond • We have responded by responsibly reducing our cost base, including warm stacking our vessels during idle periods and cutting capital expenditures and targeted SG&A spending • We continue to take what we believe to be appropriate steps to protect our employees, customers and balance sheet COVID & MARKET EVENTS 10

BUSINESS SEGMENT RESULTS 11 ($ in millions, unaudited) Three Months Ended Nine Months Ended 9/30/21 9/30/20 6/30/21 9/30/21 9/30/20 Revenues Well Intervention 131 $ 141 $ 132 $ 397 $ 427 $ Robotics 43 50 32 96 136 Production Facilities 19 14 14 49 43 Intercompany eliminations (12) (11) (16) (37) (33) Total 181 $ 193 $ 162 $ 506 $ 574 $ Gross profit (loss) % Well Intervention (10) $ -7% 22 $ 16% (3) $ -2% (3) $ -1% 36 $ 8% Robotics 7 16% 8 17% 2 7% 8 9% 19 14% Production Facilities 5 29% 5 33% 5 36% 18 36% 13 29% Eliminations and other - - (2) (2) (1) Total 3 $ 2% 35 $ 18% 3 $ 2% 21 $ 4% 66 $ 12% Utilization Well Intervention vessels 72% 68% 72% 79% 71% Robotics vessels 99% 95% 93% 95% 93% ROVs, trenchers and ROVDrill 43% 37% 36% 35% 35% Amounts may not add due to rounding

• Q5000 – 77% utilized in Q3; performed production enhancement operations for three customers; vessel incurred idle time between projects • Q4000 – 71% utilized in Q3; completed a two-well production enhancement campaign for one customer, followed by construction work for two other customers; subsequently performed platform construction work; vessel incurred idle time between projects • 15K IRS rental unit – idle in Q3 • 10K IRS rental unit – idle in Q3 12 WELL INTERVENTION – GULF OF MEXICO

• Q7000 – 100% utilized in Q3; performed well integrity work scopes for two customers in Nigeria • Well Enhancer – 57% utilized in Q3; performed production enhancement operations for two customers; vessel stacked and idle for the remainder of the quarter • Seawell – 56% utilized in Q3; performed diving operations for one customer and production enhancement work for another customer, followed by a four-well abandonment preparation program for a third customer; vessel stacked and idle for the remainder of the quarter 13 WELL INTERVENTION – NORTH SEA AND WEST AFRICA

• Siem Helix 1 – 45% utilized in Q3; performed abandonment scope on one well and workover scopes on two wells; demobilized Petrobras equipment and entered regulatory dry-dock • Siem Helix 2 – 100% utilized in Q3; performed abandonment scopes on three wells and workover scopes on two wells 14 WELL INTERVENTION – BRAZIL

• Grand Canyon II (Asia Pacific) – 100% utilized in Q3 performing decommissioning work offshore Thailand • Grand Canyon III (North Sea) – 98% utilized in Q3; performed trenching operations for four customers • Spot Vessels – 176 total days of spot vessel utilization during Q3 • 53 days performing North Sea renewables seabed clearance work • 46 days performing telecom UXO survey • 77 days performing ROV support work offshore Guyana • Trenching – 90 total days of trenching operations on the Grand Canyon III 15 ROBOTICS

16 UTILIZATION • Grand Canyon II1 • Grand Canyon III1 • Spot vessels1 • Q5000 • Q4000 • Seawell • Well Enhancer • Siem Helix 11 • Siem Helix 21 • Q7000 • 42 ROVs2 • 4 Trenchers • 1 ROVDrill unit 72% 99% 43% 72% 93% 36% 68% 95% 37% 0% 20% 40% 60% 80% 100% Well Intervention Vessels Robotics Support Vessels ROVs, Trenchers and ROVDrill Q3 2021 Q2 2021 Q3 2020 1 Chartered vessels 2 Two ROVs retired Q1 2021

Key Financial Metrics

DEBT INSTRUMENT PROFILE Total funded debt1 of $314 million at 9/30/21 • $35 million Convertible Senior Notes due 2022 – 4.25% • $30 million Convertible Senior Notes due 2023 – 4.125% • $200 million Convertible Senior Notes due 2026 – 6.75% • $49 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 $9 Principal Payment Schedule at 9/30/21 ($ in millions) CSN 2022 CSN 2023 CSN 2026 MARAD $43 $38 1 Excludes $9 million of remaining unamortized debt issuance costs 18 $9 $0 $215

DEBT & LIQUIDITY PROFILE *($ in millions)*



$500
$400
$300
$200
$100
$0
($100)
($200)
($300)
($400)
($500)
$348
$426
$380
$452
$307
$267
$279
$208
$291
$238
$4
$(229)
$(161)
$(143)
$(58)
$(496)
$(440)
$(406)
$(350)
$(304)
12/31/17
12/31/18
12/31/19
12/31/20
09/30/21
Cash[1]
Long-term debt[2]
Liquidity[3]
Net debt[4]

1 Cash includes cash and cash equivalents but excludes restricted cash; restricted cash at December 31, 2019 and September 30, 2021 of $54 million and $71 million, respectively, related to short-term project-related letters of credit

2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; as of January 1, 2021, with the adoption of ASU 2020-06, the discounts on our convertible senior notes due 2022, 2023 and 2026 were eliminated, increasing the carrying value of long-term debt by $44 million; beginning January 1, 2021, long-term debt is net of issuance costs only

3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix's $80 million ABL facility and excludes restricted cash; during Q3 2021, Helix replaced its previous $175 million revolving credit facility with its $80 million ABL facility

4 Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash

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2021 Outlook

21 2021 OUTLOOK: FORECAST ($ in millions) 2021 2020 Outlook Actual Revenues $ 600 - 645 734 $ Adjusted EBITDA1 85 - 100 155 Free Cash Flow1 80 - 120 80 Capital Additions2 15 - 25 32 Revenue Split: Well Intervention $ 455 - 490 539 $ Robotics 125 - 130 178 Production Facilities 65 - 70 58 Eliminations3 (45) (42) Total $ 600 - 645 734 $ 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 26 2 2021 Outlook and 2020 Actual include regulatory certification costs for our vessels and systems 3 2021 Outlook includes approximately $6 million of intercompany revenue associated with the recompletion work on one Droshky well The ongoing COVID pandemic and its effect on the offshore oil and gas market, combined with sector uncertainty including relating to regulatory changes by the U.S. administration, have resulted in continued challenges facing our sector and our company. Our customers’ spending levels currently remain low and have lagged the recent oil price improvements, providing even more challenges in a year in which three of our long-term Well Intervention contracts expire.

22 2021 OUTLOOK – WELL INTERVENTION • Q4000 (Gulf of Mexico) – vessel has contracted backlog through remainder of Q4 and into Q1 • Q5000 (Gulf of Mexico) – vessel has contracted work beginning October with good utilization expected through remainder of Q4 and into Q1 • IRS rental units (Gulf of Mexico) – 15K IRS and 10K IRS expected to remain idle during Q4 • Well Enhancer (North Sea) – vessel stacked with limited opportunities identified during Q4 • Seawell (North Sea) – vessel stacked with limited opportunities identified during Q4 • Q7000 (West Africa) – vessel operational in Nigeria with contracted work into early December with identified opportunity during the remainder of the month and into Q1 • Siem Helix 1 (Brazil) – vessel completed regulatory dry dock and bidding various work scopes globally • Siem Helix 2 (Brazil) – under contract for Petrobras through mid-December

23 • Grand Canyon II (Asia Pacific) – vessel expected to continue performing ROV support work for decommissioning project offshore Thailand through the remainder of 2021 • Grand Canyon III (North Sea) – vessel expected to continue performing trenching work in the North Sea with good utilization expected during the remainder of 2021 • Renewables site clearance – site clearance work (boulder removal) on North Sea wind farm utilizing one vessel of opportunity expected to continue into December; UXO ROV survey support work utilizing one vessel of opportunity expected into November 2021 OUTLOOK - ROBOTICS

24 2021 Capital additions are currently forecasted at $15-$25 million, consisting of the following: • Maintenance Capex – $10-$20 million related to regulatory inspection costs of our systems and equipment and other maintenance capital • Recompletion Capex – $5 million of recompletion costs on one of our Droshky wells • Capital additions during remainder of 2021 expected to be $2-$12 million Balance Sheet • Our total funded debt1 level is expected to remain flat at $314 million through December 31, 2021, with no scheduled principal payments during the remainder of the year 2021 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized issuance costs

Non-GAAP Reconciliations

NON-GAAP RECONCILIATIONS

($ in thousands, unaudited)	Three Months Ended			Nine Months Ended		Year Ended
	9/30/21	9/30/20	6/30/21	9/30/21	9/30/20	12/31/20
Adjusted EBITDA:						
Net income (loss)	$ (19,043)	$ 24,445	$ (13,683)	$ (35,776)	$ 15,967	$ 20,084
Adjustments:						
Income tax provision (benefit)	(1,058)	5,232	(1,968)	(2,910)	(16,132)	(18,701)
Net interest expense	5,928	7,598	5,919	17,900	20,407	28,531
(Gain) loss on extinguishment of long-term debt	124	(9,239)	-	124	(9,239)	(9,239)
Other (income) expense, net	4,015	(8,824)	(960)	1,438	3,672	(4,724)
Depreciation and amortization	36,719	33,985	34,941	106,226	99,552	133,709
Goodwill impairment	-	-	-	-	6,689	6,689
Non-cash gain on equity investment	-	-	-	-	-	(264)
EBITDA	$ 26,685	$ 53,197	$ 24,249	$ 87,002	$ 120,916	$ 156,085
Adjustments:						
(Gain) loss on disposition of assets, net	$ (15)	$ (440)	$ 646	$ 631	$ (913)	$ (889)
General provision (release) for current expected credit losses	(138)	(38)	(83)	(121)	656	746
Realized losses from FX contracts not designated as hedging instruments	-	-	-	-	(682)	(682)
Adjusted EBITDA	$ 26,532	$ 52,719	$ 24,812	$ 87,512	$ 119,977	$ 155,260
Free cash flow:						
Cash flows from operating activities	$ 28,712	$ 52,586	$ 52,671	$ 121,252	$ 58,628	$ 98,800
Less: Capital expenditures, net of proceeds from sale of assets	(574)	(1,174)	(5,432)	(7,335)	(18,255)	(19,281)
Free cash flow	$ 28,138	$ 51,412	$ 47,239	$ 113,917	$ 40,373	$ 79,519

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision (release) for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA, Adjusted EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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We continue to implement and improve Environmental, Social and Governance (“ESG”) initiatives and disclosures throughout our business. We understand we have an important role to play as a steward of the people, communities and environments we serve, and we regularly look for ways to emphasize and improve our own ESG record. We incorporate ESG initiatives into our core business values and priorities of safety, sustainability and value creation with a top-down approach led by management and our Board of Directors. We emphasize constant improvement by continually striving to improve our safety record, reducing our environmental impact, and increasing transparency. In 2020, we maintained a low Total Recordable Incident Rate and expanded our business with renewable energy customers. Our efforts are published in our Corporate Sustainability Report and Corporate Sustainability Summary Update, copies of which are available on our website at www.HelixESG.com/about- helix/corporate-sustainability. Thank you